                                                                    Exhibit 10.1

                                                                  CONFORMED COPY

                                 $1,750,000,000

                                 AMENDMENT NO. 3

                           DATED AS OF APRIL 27, 2007

                        TO THE FIVE-YEAR CREDIT AGREEMENT

                            DATED AS OF JULY 28, 2003

                                      AMONG

                          TEXTRON FINANCIAL CORPORATION

                             THE BANKS LISTED HEREIN

                                       AND

                           JPMORGAN CHASE BANK, N.A.,
                             AS ADMINISTRATIVE AGENT

                                   ----------

                           J.P. MORGAN SECURITIES INC.
                                       AND
                         BANC OF AMERICA SECURITIES LLC,
                      LEAD ARRANGERS AND JOINT BOOKRUNNERS

                             BANK OF AMERICA, N.A.,
                                SYNDICATION AGENT

                                BARCLAYS BANK PLC
                                 CITIBANK, N.A.
                                       AND
                         DEUTSCHE BANK SECURITIES INC.,
                              DOCUMENTATION AGENTS

                  AMENDMENT NO. 3 TO FIVE-YEAR CREDIT AGREEMENT

     AMENDMENT dated as of April 27, 2007 to the Five-Year Credit Agreement dated as of July 28, 2003 (as heretofore amended, the "CREDIT AGREEMENT") among TEXTRON FINANCIAL CORPORATION (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and

     WHEREAS, the Commitments of the Lenders are set forth in the Commitment Schedule annexed hereto;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Amendments.

     (a) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from "April 28, 2011" to "April 27, 2012".

     (b) Section 4.04(a) of the Credit Agreement is amended by changing the reference to the date "December 31, 2005" to "December 30, 2006" and the reference to "Borrower's 2005 Annual Report" to "Borrower's 2006 Annual Report".

     (c) Section 4.04(c) of the Credit Agreement is amended by changing the reference to the date "December 31, 2005" to "December 30, 2006".

     (d) Section 5.08 of the Credit Agreement is amended by changing the ratio of Consolidated Debt less Qualifying Subordinated Debt to the sum of Consolidated Net Worth and Qualifying Subordinated Obligations from "8 to 1" to "9 to 1".

     Section 3. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the "EXISTING PRICING SCHEDULE") is deleted and replaced by the Pricing Schedule attached to this Amendment (the "NEW PRICING SCHEDULE"). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

     SECTION 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

     Section 5. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to satisfaction of the following conditions:

          (a) the Administrative Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

          (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Borrower dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        TEXTRON FINANCIAL CORPORATION


                                        By: /S/ BRIAN F. LYNN
                                            ------------------------------------
                                        Name: Brian F. Lynn
                                        Title: Senior VP and Treasurer

                                        JPMORGAN CHASE BANK, N.A., as
                                        Administrative Agent


                                        By: /S/ RANDOLPH CATES
                                            ------------------------------------
                                        Name: Randolph Cates
                                        Title: Executive Director

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /S/ RANDOLPH CATES
                                            ------------------------------------
                                        Name: Randolph Cates
                                        Title: Executive Director

                                        BANK OF AMERICA, N.A.


                                        By: /S/ JEFF HALLMARK
                                            ------------------------------------
                                        Name: Jeff Hallmark
                                        Title: Senior Vice President

                                        CITIBANK, N.A.


                                        By: /S/ DIANE L. POCKAJ
                                            ------------------------------------
                                        Name: Diane Pockaj
                                        Title: Vice President

                                        BARCLAYS BANK PLC


                                        By: /S/ NICHOLAS BELL
                                            ------------------------------------
                                        Name: Nicholas Bell
                                        Title: Director

                                        DEUTSCHE BANK AG NEW YORK BRANCH


                                        By: /S/ WOLFGANG WINTER
                                            ------------------------------------
                                        Name: Wolfgang Winter
                                        Title: Managing Director


                                        By: /S/ STEFAN FRECKMANN
                                            ------------------------------------
                                        Name: Stefan Freckmann
                                        Title: Vice President

                                        BANK OF TOKYO-MITSUBISHI UFJ
                                        TRUST COMPANY


                                        By: /S/ JOANNE NASUTI
                                            ------------------------------------
                                        Name: Joanne Nasuti
                                        Title: Vice President

                                        BNP PARIBAS


                                        By: /S/ RICK PACE
                                            ------------------------------------
                                        Name: Rick Pace
                                        Title: Managing Director


                                        By: /S/ BERANGERE ALLEN
                                            ------------------------------------
                                        Name: Berangere Allen
                                        Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through its Cayman Islands Branch


                                        By: /S/ JAY CHALL
                                            ------------------------------------
                                        Name: Jay Chall
                                        Title: Director


                                        By: /S/ ALAIN SCHMID
                                            ------------------------------------
                                        Name: Alain Schmid
                                        Title: Assistant Vice President

                                        HSBC BANK USA, NATIONAL ASSOCIATION


                                        By: /S/ EDUARDO P. ABELLO
                                            ------------------------------------
                                        Name: Eduardo P. Abello
                                        Title: Vice President #14811

                                        MERRILL LYNCH BANK USA


                                        By: /S/ LOUIS ALDER
                                            ------------------------------------
                                        Name: Louis Alder
                                        Title: Director

                                        MORGAN STANLEY BANK


                                        By: /S/ DANIEL TWENGE
                                            ------------------------------------
                                        Name: Daniel Twenge
                                        Title: Authorized Signatory
                                               Morgan Stanley Bank

                                        UBS LOAN FINANCE LLC


                                        By: /S/ RICHARD L. TAVROW
                                            ------------------------------------
                                        Name: Richard L. Tavrow
                                        Title: Director


                                        By: /S/ IRJA R. OTSA
                                            ------------------------------------
                                        Name: Irja R. Otsa
                                        Title: Associate Director

                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By: /S/ C. JEFFREY SEATON
                                            ------------------------------------
                                        Name: Jeffrey Seaton
                                        Title: Managing Director

                                        WILLIAM STREET COMMITMENT CORPORATION
                                        (Recourse only to assets of William
                                        Street Commitment Corporation)


                                        By: /S/ MARK WALTON
                                            ------------------------------------
                                        Name: Mark Walton
                                        Title: Assistant Vice President

                                        BMO CAPITAL MARKETS FINANCING, INC.


                                        By: /S/ JOSEPH W. LINDER
                                            ------------------------------------
                                        Name: Joseph W. Linder
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By: /S/ TODD MELLER
                                            ------------------------------------
                                        Name: Todd Meller
                                        Title: Managing Director

                                        SOCIETE GENERALE


                                        By: /S/ NIGEL ELVEY
                                            ------------------------------------
                                        Name: Nigel Elvey
                                        Title: Vice President

                                        THE BANK OF NEW YORK


                                        By: /S/ KENNETH P. SNEIDER, JR.
                                            ------------------------------------
                                        Name: Kenneth P. Sneider, Jr.
                                        Title: Vice President

                                        MELLON BANK, N.A.


                                        By: /S/ LAURIE G. DUNN
                                            ------------------------------------
                                        Name: Laurie G. Dunn
                                        Title: First Vice President

                               COMMITMENT SCHEDULE

Bank                                                              Commitment
----                                                            --------------
JPMorgan Chase Bank, N.A.                                       $  160,000,000
Bank of America, N.A.                                           $  160,000,000
Citibank, N.A.                                                  $  130,000,000
Barclays Bank PLC                                               $  130,000,000
Deutsche Bank AG New York Branch                                $  130,000,000
Bank of Tokyo-Mitsubishi UFJ Trust Company                      $   90,000,000
BNP Paribas                                                     $   90,000,000
Credit Suisse First Boston, acting through its Cayman Islands
Branch                                                          $   90,000,000
HSBC Bank USA, National Association                             $   90,000,000
Merrill Lynch Bank USA                                          $   90,000,000
Morgan Stanley Bank                                             $   90,000,000
UBS Loan Finance LLC                                            $   90,000,000
Wachovia Bank, National Association                             $   90,000,000
William Street Commitment Corporation                           $   90,000,000
BMO Capital Markets Financing, Inc.                             $   65,000,000
The Bank of Nova Scotia                                         $   65,000,000
Societe Generale                                                $   45,000,000
The Bank of New York                                            $   30,000,000
Mellon Bank, N.A.                                               $   25,000,000
                                                                --------------
TOTAL                                                           $1,750,000,000
                                                                ==============

                                PRICING SCHEDULE

     Each of "FACILITY FEE RATE" and "EURO-DOLLAR MARGIN" means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the "UTILIZATION" at such date and, under the column corresponding to the "PRICING LEVEL" at such date:

                            Level I   Level II   Level III   Level IV   Level V   Level VI
                            -------   --------   ---------   --------   -------   --------
Facility Fee Rate            0.045%     0.05%      0.06%       0.07%     0.09%      0.10%
Euro-Dollar Margin
   Utilization < or = 50%     0.13%     0.15%      0.19%       0.28%     0.36%     0.525%
   Utilization > 50%         0.155%     0.20%      0.24%       0.33%     0.41%      0.65%
Letter of Credit Fee Rate    0.155%     0.20%      0.24%       0.33%     0.41%      0.65%

     For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule with respect to split ratings:

     "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A+ or higher by S&P, A1 or higher by Moody's and A+ or higher by Fitch.

     "LEVEL II PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A by S&P, A2 by Moody's and A by Fitch.

     "LEVEL III PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A- by S&P, A3 by Moody's and A- by Fitch.

     "LEVEL IV PRICING" applies at any date, if at such date, the Borrower's long-term debt is rated BBB+ by S&P, Baa1 by Moody's and BBB+ by Fitch.

     "LEVEL V PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated BBB by S&P, Baa2 by Moody's and BBB by Fitch.

     "LEVEL VI PRICING" applies at any date if, at such date, no other Pricing Level applies.

     "FITCH" means Fitch Ratings Ltd.

     "MOODY'S" means Moody's Investors Service, Inc.

     "PRICING LEVEL" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "UTILIZATION" means, at any date, the percentage equivalent of a fraction
(i) the numerator of which is the Total Outstanding Amount at such date (after giving effect to any borrowing or payment on such date) and the denominator of which is the aggregate amount of the Commitments at such date (after giving effect to any reduction on such date). If for any reason any Loans or Letter of Credit Liabilities remain outstanding after termination of the Commitments, Utilization shall be deemed to be 100%.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party enhancement (other than the Textron Inc. Support Agreement), and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.

     If the Borrower is split-rated, then for purposes of determining the applicable Pricing Level, (a) if the S&P and Moody's ratings are the same, all three ratings will be deemed at that level, (b) if the S&P and Moody's ratings are not the same and the ratings differential is one level, then all three ratings will be deemed to be at the higher level of S&P and Moody's and (c) if the S&P and Moody's ratings are not the same and the ratings differential is two levels or more, then all three ratings will be deemed to be at a level one notch lower than the higher of S&P and Moody's.